Subsequent Events	9 Months Ended	12 Months Ended
	Sep. 30, 2018	Dec. 31, 2017
SUBSEQUENT EVENTS [Abstract]
SUBSEQUENT EVENTS

NOTE 14: SUBSEQUENT EVENTS

  Navios Holdings agreed to charter-in, under one ten-year bareboat contract, from an unrelated third party one newbuilding bulk carrier of about 81,000 dwt, expected to be delivered in the second quarter of 2020. Navios Holdings has agreed to pay in total $5,820, representing a deposit for the option to acquire this vessel, of which $2,910 was paid upon signing of the contract in October 2018.

  In November 2018, Navios Primavera, a 2007-built, 53,464 dwt vessel, was delivered to the owned fleet. In August 2018, Navios Holdings had exercised the option to acquire the above chartered-in vessel, for a purchase price of $10,501, as determined based on the actual delivery date of the vessel.

  In November 2018, Navios Holdings agreed to sell to an unrelated third party, the Navios Magellan, a 2000-built Panamax vessel of 74,333 dwt, for a total net sale price of $6,950 to be paid in cash, with delivery expected in December 2018. The impairment loss due to the sale is expected to be approximately $5,402.

  On November 12, 2018, Navios Logistics acquired approximately 3.5 hectares of undeveloped land located in Port Murtinho region, Brazil for a total consideration of $1,093. Navios Logistics plans to develop this land for its port operations.

NOTE 22: SUBSEQUENT EVENTS

a)

In January 2018, Navios Holdings agreed to charter-in, under two ten-year bareboat contracts, from an unrelated third party two newbuilding bulk carriers of about 82,000 dwt per vessel, expected to be delivered in the fourth quarter of 2019 and the first quarter of 2020 respectively. Navios Holdings has agreed to pay in total $11,140, representing a deposit for the option to acquire these vessels, of which $5,570 was paid upon signing of the contracts. The average charter-in rate per day amounts to $5,700 and $5,564 respectively.

b)

In February 2018, Navios Holdings acquired from an unrelated third party, a previously chartered-in vessel, Navios Equator Prosper, a 2000 built, 171,191 dwt vessel, for a total acquisition price of $10,000 which was paid in cash.

c)

On February 21, 2018, Navios Partners announced that it has closed an offering of 18,422,000 common units which includes the sale of $5,000 of common units to Navios Holdings, at $1.90 per common unit. In addition, Navios Holdings paid $714 to retain its 2% general partnership interest. Following the closing of this offering, Navios Holdings owns a 20.2% interest in Navios Partners, including the 2% general partnership interest.

d)

In March 2018, Navios Holdings completed the sale to an unrelated third party the Navios Herakles, a 2000 built, 52,061 dwt vessel, for a total net sale price of $7,682 paid in cash. The impairment loss due to the sale amounted to $6,715.

d)

On March 13, 2018, Navios Containers announced that it has closed a private placement of 5,454,546 common shares at a subscription price of $5.50 per common share. Navios Holdings invested $500 in the private placement and currently owns 3.2% of the outstanding share capital of Navios Containers. In addition, Navios Holdings received warrants, with a five-year term, for 1.7% of the newly issued equity.